


MOLECULIN



October 2024
Investor Presentation







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

Our Team



Walter V. Klemp
Founder, President, CEO and Chairman



Donald Picker, PhD
Chief Scientific Officer



Jonathan P. Foster
Executive VP & Chief Financial Officer



Dr. John Paul Waymack
Senior Chief Medical Officer



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products



Robert Shepard, MD, FACP
Medical Advisor

7 FDA Approvals

2 Big Pharma Exits

14 Moleculin Clinical Trials

$.5 Million in Recent Management Investment

200 Years of Drug Development Experience



MOLECULIN

Technology Portfolio

Program	Indication	Phase 1	Phase 2	Phase 3
Annamycin Next-Gen Anthracycline	R/R AML	Miracle: Adaptive Phase 3 Pivotal Initiating		
	STS Lung Mets	2 Trials Active; Alt. Dosing; P1B/2		
WP1066 STAT3 Inhibitor	Adult GBM	NU IIT with Radiation Active; P2		
	Pediatric Brain Tumors	Emory IIT P2 Planning		
WP1122 Anti-metabolite	GBM; Virology	IIT P2 Ready		

MOLECULIN

DIAGNOSIS

Where's the Market Cap?

- Market distracted by targeted therapies
- Anthracyclines haven't changed in 50 years, not on radar
- Nearly half of all cancers are treated with anthracyclines
- A safer and more effective anthracycline changes the game
- Fills an unmet need for more than half of AML patients
- Potential uses extend far beyond AML

Anthracyclines Used In:

Breast cancers = 32%

AML patients = 50%

Lymphomas = 70%

Childhood cancers = 60%

Annamycin Attributes

Developed in collaboration with and licensed from MD Anderson

Composition of Matter Patents thru 2040

Non-Cardiotoxic

Zero cardiotoxicity per independent expert (84 subjects reviewed to date)

Patients treated up to 5x FDA lifetime max for Dox

Enables repeated cycles and consolidation

More potent than Dox in most tumor models

Avoids Cross Resistance

with currently prescribed anthracyclines, Ara-C and Venetoclax in preclinical models

No vesicant activity (safer to handle and administer)

Significantly lower incidence (10%) of alopecia vs Dox (60-100%)

NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russell III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject to change; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

Approved Therapies are Successful for Only ~40% of AML Patients[1]



Fit?
50%
50%
7+3
(or other)
+36%2
Ven-Aza
(or other)
+37%
32%
31%
Targeted
+13%
18%
19%
BMT/
Remission
+80%
4%
4%
BMT/
Remission
+80%
8%
@
+80%
58%
Unmet Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%[2]	37%	~21%
All AML benefit[3]	14%	15%	7%
Critical characteristics	Cardiotox; de novo/acquired resistance	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1.Management estimates; 2. Net of relapse, Management estimate, varies depending on study; 3. % of AML population sustaining durable positive outcome via BMT or remission, allowance made for other therapies where appropriate in the percentages shown

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable To Date	22	4	**10**	14
Subjects Evaluable Not Dosed Per Protocol	2	0	**1**	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	**71 (53 - 78)**	69.5 (53-78)
Complete Remission (CR)	8 (36%)	2 (50%)	**5 (50%)**	6 (43%)
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	**6 (60%)**	7 (50%)
Partial Response (PR)	2	0	**1**	2
CRc Relapsed To Date	3	0	**3**	3
BMT To Date	2	0	**1**	2

Median CRc Durability = ~7 Months and Climbing

Notes: 1) Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

Clinical History Supporting Activity in Leukemia

Trial	Callisto[1]	MB-105	MB-106[2]	Total of 3 Trials
Subjects at RP2D	8	5	22	Total of 35 R/R AML/ALL subjects treated at over 10 unique sites with 15 (43%) achieving CRc
R/R AML/ALL	ALL	AML	AML	
Prior Lines of therapy (median)	1-5 (2)	2-8 (4)	0-5 (1)	
Regimen	Single Agent	Single Agent	Combination	
# of Sites	4 (US)	5 (EU)	7 (EU)	
Complete Remission Composite (CRc)	3 (38%)	3 (40%)	9 (41%)	

Notes: 1) Wetzler, et al, Phase I/II Trial of Nanomolecular Liposomal Annamycin in Adult Patients With Relapsed/Refractory Acute Lymphoblastic Leukemia, Clinical Lymphoma, Myeloma & Leukemia, Vol. 13, No. 4, 430-4, 2013; 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

MOLECULIN

MiRACLE

Molecul**i**n **R**/R AML **A**nnAraC **Cl**inical **E**valuation

Phase 3 pivotal clinical trial designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia. Targeted to begin recruiting in the first quarter of 2025



Adaptive Trial Design

MiRACLE
Molecul**i**n **R**/R AML **A**nnAraC **C**linical **E**valuation


Part A
Adult R/R AML
2nd Line
n=90
randomize 1:1:1
Annamycin
190 mg/m² +
HiDAC
(n=30)
Annamycin
230 mg/m² +
HiDAC
(n=30)
Control Arm
HiDAC +
placebo
(n=30)
Unblinded
Data Readout
Establish
Optimum
Dose*
*Criteria:
Efficacy
Safety
Tolerability
Part B
Adult R/R AML
2nd Line
n=240
randomize 1:1
Annamycin Optimum
Dose + HiDAC
(n=150)
Pooling of Part A (30) and
Part B (120)
Control Arm
HiDAC + placebo
(n=150)
Pooling of Part A (30) and
Part B (120)

Primary Endpoint = CR rate at ~1 month
n subject to statistical review

MOLECULIN

The Bar for Approval is Low



Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=123
18%
n=157
36%
n=22
43%
n=14
50%
n=10
HiDAC 1 Mirros Trial
HiDAC 2 Classic I Trial
AnnAraC 3 All-Comers
AnnAraC 3 2nd + 3rd Line
AnnAraC 3 2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

Estimated Regulatory Timeline



2024
2025
2026
2027
2028
2029
Enrollment Begins
Blinded CR Rate/n= 45
Data Readout
Breakthrough Designation
Enrollment Ends
Final Data
Accelerated Approval on Primary Endpoint
Part A
MIRACLE (2nd line, 3 arm, n=90)
Part B
MIRACLE (2nd line, 2 arm, n=240)
The MIRACLE adaptive trial design begins with 3 arms (190 mg, 230 mg, control; 1:1:1; n=90) with interim review to select optimum dose for balance of trial (Optimum Dose vs. control; 1:1; n=240) and for the MIRACLE2 trial
Enrollment Begins
Rolling NDA
MIRACLE2 (3rd line, n=200)
3rd line trial and secondary endpoints (OS, DoR) for label expansion
Milestone
Milestone
Milestone
Milestone
Milestone
Milestone
Milestone

MOLECULIN

Expected Visibility at Part A Midpoint (2H25)


Historical Response Rates
60%
50%
40%
30%
20%
10%
0%
18%
50%
HiDAC
AnnAraC
2:1
Expected Midpoint Responders
~10-15 (n=~30)
AnnAraC
~2-3 (n=~15)
HiDAC
n=~45
Blinded CR Rate at Part A Midpoint Consistent with Historical Rates
~27-40%

Note: historical rates are from different clinical trials and therefore cannot be directly compared; 2:1 randomization will only be approximate at the midpoint of Part A due to variability in patient randomization; maintenance of blinding until completion of Part A will prevent a complete understanding of randomization and distribution of CRs between AnnAraC and HIDAC at the midpoint; midpoint outcomes will not ensure similar outcomes at the conclusion of the trial

MOLECULIN

AnnAraC Should Increase 2nd Line AML CRs 2-Fold or More



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~13% of 2L AML Patients Expected to Achieve CR
50.0%
5.8%
2.3%
1.7%
2.4%
1.3%
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa)2 (IDH2)
Ivosidenib (Tibsovo) (IDH1)4
Olutasidenib (Rezlidhia) (IDH1)4
Gemtuzumab (Mylotarg)2 (CD33)
AnnAraC (Anna+AraC)3 (2nd Line)
CR5
Prevalence Weighted Benefit6 (CR rate x Eligibility)

MOLECULIN

Potential Asset Value

	Approved		Phase 2 Complete				
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRc	48%	64%	23%/33%	40%	25%	47%	60%
AML Population	50%	50%	15-23%	30%[2]	24%[2]	30%[2]	60%
Revenue[3]	$128M	$2B	~$150M				
Valuation	**$1.5B** **Exit[4]** (Acquisition of Celator, 2016)	**N/A**	**$2B** **Exit[5]** (Acquisition of Agios, 2021)	**~$1.5B** **Market Cap[6]**	**~$1.9B** **Market Cap[6]**	**N/A**	**~$.015B** **Market Cap[6]**

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts; 2. Limited to 2nd Line due to low CRc performance; 3. Jazz and AbbVie revenue per SEC disclosure, Servier revenue per Management estimate based on Agios revenue disclosure for Tibsovo sales and Idhifa royalties; 4. Company press release - https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-and-celator-pharmaceuticals-announce; 5. Company press release - https://servier.com/wp-content/uploads/2022/11/servier-completes-acquisition-agios-oncology-business_PR.pdf; 6. As of April 11, 2024, calculation of Share Price multiplied by Shares Outstanding

Soft Tissue Sarcoma Mets to the Lungs

MB-107 studied Annamycin monotherapy in Advanced STS subjects with lung metastases*

All Comers (n=32)
Median prior tx = 3
OS = ~11 months

2nd Line (n=9)
Median prior tx = 1
OS = ~14 months

"We don't expect to see these kinds of responses in STS patients with lung metastases who have stopped responding to 1st line therapy…let alone in 4th line!" STS KOL

* Preliminary results, subject to final clinical study report which is expected to be issued in late 2024 or early 2025

The Full Annamycin Opportunity[1]

Potential for Significant Upside



13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
PFS and OS rivaling 1st line in 4-5th line STS subjects[2]
20x Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
MOLECULIN

1 - Per management's estimates; 2 - Preliminary and subject to final clinical study report

Cash to Fund Operations into the First Quarter of 2025[1]

Nasdaq: MBRX

- ~$15M Cash Balance[2]
- ~$14.4M Market Cap[3]
- ~5.6M Shares Fully Diluted Outstanding[4]
- ~58K – Month of August Avg. Daily Trading Volume[5]

Notes: 1: Based on Management's current expectations and planned increase in development activities and cash on hand as of June 30, 2024 plus cash raised in August 2024; 2: Cash on hand as of June 30, 2024, plus cash raised in August 2024 : 3: As of August 30, 2024, and using fully diluted shares outstanding w/ price per share = $2.55 per share x (229,506 pre-funded warrants+ 2.31M common stock o/s); 4: Fully diluted common stock outstanding as of August 30, 2024; 5. August 2024 daily trading volume.

Estimated Regulatory Timeline


2024
2025
2026
2027
2028
2029
Enrollment Begins
Blinded CR Rate/n = 45
Data Readout
Breakthrough Designation
Enrollment Ends
Final Data
Accelerated Approval on Primary Endpoint
Part A
MIRACLE (2nd line, 3 arm, n=90)
Part B
MIRACLE (2nd line, 2 arm, n=240)
The MIRACLE adaptive trial design begins with 3 arms (190 mg, 230 mg, control; 1:1:1; n=90) with interim review to select optimum dose for balance of trial (Optimum Dose vs. control; 1:1; n=240) and for the MIRACLE2 trial
Enrollment Begins
Rolling NDA
MIRACLE2 (3rd line, n=200)
3rd line trial and secondary endpoints (OS, DoR) for label expansion
Milestone

MOLECULIN

MiRACLE

Molecul**i**n **R**/R AML **A**nnAraC **Cl**inical **E**valuation

Phase 3 pivotal clinical trial designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia. Targeted to begin recruiting in the first quarter of 2025



Appendix

Performance of AML Therapies in 2nd Line

CLAVELA: International Randomized Phase III Study of Elacytarabine Versus Investigator Choice in Patients with Relapsed/Refractory Acute Myeloid Leukemia

381

R/R AML subjects

Elacytarabine

(compared with)

7 different NCCN recommended therapies

Therapies compared:

- high-dose cytarabine (HiDAC)
- MEC
- FLAG/FLAG-Ida
- low-dose cytarabine
- hypomethylating agents
- hydroxyurea
- supportive care

Results: There were no significant differences in OS (3.5 v 3.3 months), response rate (CR = 15% v 12%) between the elacytarabine and control arms, respectively. There was no significant difference in OS among any of the investigator's choice regimens.

Gail J. Roboz, Todd Rosenblat, Martha Arellano, Marco Gobbi, Jessica K. Altman, Pau Montesinos, Casey O'Connell, Scott R. Solomon, Arnaud Pigneux, Norbert Vey, Robert Hills, Tove Flem Jacobsen, Athos Gianella-Borradori, Øivind Foss, Sylvia Vetrhusand, and Francis J. Giles

J Clin Oncol 32:1919-1926. © 2014 by American Society of Clinical Oncology

MOLECULIN

AML Clinical History

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m²	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 7 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m² (RPD2) cohort = 65 years • 80% ORR in 240mg/m² Cohort (N=5) • Trial location - Poland	• N = 22 all lines (0-6), N = 10 (2nd line) • All subjects (N=22) 41% CRc (ITT) • 2nd Line N=10, 60% CRc • Prior therapies range 0-10 • Median age all subjects = 69 • Trial location – Poland & Italy
Key Findings		
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m² cohort	• Positive correlation between response rate and dose	• "3+5" therapy • Durability: ~7 months and increasing • Early evidence of efficacy in patients with previous therapy failures
Regulatory Significance		
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data are preliminary and subject to change.
"ITT" = Intent to treat.

Durability, MRD, Prior Therapies



Days
100
200
300
400
500
Prior Therapy
MRD
1 CR
1 CR
1 CR
0 CR
1 CR
1 CR
2 CR
1 CRi
0 CR
~7 months median durability and climbing
78% MRD negative
7+3
VenAza
Other
Pos
Neg
= Durability of Remission
= Continuing
= Prior Lines of Therapy

1. Subject relapsed, likely due cessation of treatment due to infection, Continues with F/U
2. Subject died from pneumonia following infection

1) MB106 data is preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites.

MOLECULIN

MB-106 Response by Genotype and Mutation

89% (n=9) of CRc responses came from subjects with "generally poor prognosis cytogenetics and mutations"

Annamycin appears to be "genotype/mutation agnostic"



TF's or PR
CRc's
0 of 1
Q31 CHRM
2 of 3
Complex Karyotypes
1 of 3
KMT2A
2 of 2
RUNX1/1T1
1 of 1
SF3B1
3 of 3
ASXL1
0 of 0
CD33
1 of 1
FLT3
1 of 1
IDH2
0 of 0
IDH1
0 of 2
TP53
1 of 7
None/Not tested
7 6 5 4 3 2 1 0 1 2 3 4

Note – n=20; Some subjects had multiple mutations or abnormalities, hence totals of treatment failures (TF), partial remissions (PR) or composite complete remissions (CRc) do not equal totals for each response category – TF's/PR's, or CRc's; Data are anecdotal only and not intended to indicate statistical significance. Not all mutations/subjects were tested.

Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107) - As Reported in Feb 2024

Demonstrated Stable Disease After Two Treatment Cycles

All Subjects


Median ALL
mg/m²
-1
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35
PFS
OS
Months

- Median PFS 2.3
- Median OS is 10.7
- Efficacy improves as the number of prior therapies are limited to 2 and dose is at or below 330 mg/m²

Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

Preliminary MB-107 Summary as of Sep 23, 2024

Progression Free Survival Months (mos)	All Subjects	Phase 1B All Subjects	Phase 2 All Subjects (330&360 mg/m²)	All Subjects Treated at 330 mg/m²	All Subjects with 2 or Fewer Prior Therapies (≤ 2PT)	All Subjects ≤ 330 mg/m² & ≤ 2PT
1 mos or >	100%	100%	100%	100%	**100%**	**100%**
2 mos or >	59%	67%	53%	61%	**75%**	**67%**
3 mos or >	28%	27%	29%	30%	**42%**	**44%**
4 mos or >	19%	13%	24%	22%	**25%**	**22%**
5 mos or >	16%	13%	18%	17%	**17%**	**22%**
6 mos or >	13%	7%	18%	13%	**17%**	**11%**
n =	32	15	17	23	**12**	**9**
Median PFS mos	2.3	2.0	2.6	2.0	**2.7**	**2.8**
Median Prior Therapies (Range)	3 (1-11)	4 (1-8)	3 (1-11)	3 (1-11)	**2 (1-2)**	**2 (1-2)**
Median O/S mos	10.7	13.5	10.2	9.4	**12.8**	**14.3**

MOLECULIN

Science Advisors



Waldemar Priebe, PhD
MD Anderson Cancer Center
Founding Scientist & SAB Chair

Dr. Daniel Von Hoff
Mayo Clinic



Hematology Oncology



Dr. Martin Tallman
Northwestern University

Dr. Jorge Cortes
Augusta University





Dr. Michael Andreef
MD Anderson Cancer Center

Dr. Giovanni Martinelli
Bologna University



Global
Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC close to $1M per year
- Active contractors in US, EU and Asia for drug production and distribution as well as for clinical trial management
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Northwestern University (NIH & BrainUp); Madame Curie Institute (Poland), and others in discussion

Upcoming Milestones

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	Begin contracting with MIRACLE trial sites	2H 2024
	First subject treated in MIRACLE trial	1Q 2025
	Recruitment Update (n=~45)	4Q 2025
	Data Readout (n=90) unblinded and Optimum Dose set for MIRACLE trial	**Mid 2026**
	Begin enrollment of 3rd line subjects in MIRACLE2	2H 2026
	Enrollment ends for 2nd line subjects	2027
	Final data for 2nd line subjects; NDA submission	2028
Annamycin STS Lung Mets	Final MB-107 Data Readout	2025
	Identify Next Phase of Development / Pivotal Program	2025